UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 30, 2007

                           FITTIPALDI LOGISTICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                     0-25753                  87-0449667
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 State or other jurisdiction   Commission File Number         IRS Employer
      of incorporation                                      Identification No.


           902 Clint Moore Road, Suite 204, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (561) 998-7557 not applicable
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              (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         The Company entered into a three-year Mobile Data Interchange Agreement with QUALCOMM Incorporated, a leading provider of business-to-business wireless enterprise platforms and services. This agreement enables the Company to receive vehicle position data pertaining to specific, consenting joint customers through QUALCOMM's mobile communications system and to integrate that data into the Company's software application.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 7, 2007                            FITTIPALDI LOGISTICS, INC.



                                                By:  /s/ David S. Brooks
                                                     -------------------
                                                     David S. Brooks
                                                     Chief Executive Officer



































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